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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2003

EFJ, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (402) 474-4800

Item 5.    Other Events.

        On March 6, 2003, EFJ, Inc. (the "Company") issued a press release, which provided performance guidance for 2003. The title and paragraphs 4 and 5 of the press release, which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

Exhibits

  99.1
  News release dated March 6, 2003 re performance guidance

Item 9.    Regulation FD Disclosure

        Paragraphs 1 through 3 of the press release appearing in Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC. (Registrant)
Date: March 6, 2003	By:	/s/ MASSOUD SAFAVI Massoud Safavi Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

99.1
News release dated March 6, 2003 re performance guidance.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure
SIGNATURE
Exhibit Index